TRANSAMERICA FUNDS

Supplement dated October 15, 2010 to the Retail Prospectus
dated March 1, 2010, as previously supplemented

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The following information supplements and amends information in the Transamerica Funds Retail Prospectus dated March 1, 2010:

Transamerica BlackRock Natural Resources is deleted in its entirety in the prospectus dated March 1, 2010.

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Effective July 1, 2010, Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York changed their names to Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York, respectively. All references to Merrill Lynch Life Insurance Company or “MLLIC” are hereby revised to mean Transamerica Advisors Life Insurance Company or TALIC. All references to ML Life Insurance Company of New York or “MLLICNY” are hereby revised to mean Transamerica Advisors Life Insurance Company of New York or TALICNY.

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The following information supplements and amends information in the section entitled “List and Description of Certain Underlying Portfolios – Transamerica Underlying Funds” beginning on page 245 of the Prospectus:

Effective September 30, 2010, Transamerica Goldman Sachs Commodity Strategy replaces Transamerica BlackRock Natural Resources alphabetically in the chart. Transamerica Goldman Sachs Commodity Strategy will be an underlying fund option for Transamerica Asset Allocation – Growth VP. The description for Transamerica BlackRock Natural Resources is deleted in its entirety and the description for Transamerica Goldman Sachs Commodity Strategy is added as follows:

  Transamerica Goldman Sachs Commodity Strategy seeks long-term total return by maintaining substantial economic exposure to the performance of the commodities markets. The fund invests it assets in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

  The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. reduce leveraged exposure to the commodities markets. It is expected that certain of the fund’s investments will produce leveraged exposure to the commodities markets. The fund will not invest 25% or more of its total assets in instruments issued by companies in one industry. The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The fund investments in investment grade fixed income securities, and may up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary. The fund may invest up to 3% of its net assets in foreign securities. The principal risks of investing in this underlying fund are: absence of regulation; cash management and defensive investing; commodities; counterparty; credit; derivatives; emerging markets; foreign securities; high-yield debt securities; increase in expenses; industry concentration; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; prepayment or call; sector; structured instruments; subsidiary; tax and U.S. government agency obligations.

Effective September 30, 2010, Transamerica AQR Managed Futures Strategy is added alphabetically to the chart. Transamerica AQR Managed Futures Strategy will be an underlying fund option for Transamerica Asset Allocation –Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica Asset Allocation – Moderate Growth VP. The description for Transamerica AQR Managed Futures Strategy is added as follows:

  Transamerica AQR Managed Futures Strategy seeks to generate positive absolute returns by investing, under normal circumstances, primarily in a portfolio of futures contracts and futures-related instruments, which may include more than 100 exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities). Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”). The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The fund may also invest in exchange-traded funds or exchange-traded notes through which the fund can participate in the performance of one or more Instruments. The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities. The fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The principal risks of investing in this underlying fund are: cash management and defensive investing; commodities; counterparty; credit; currency; currency hedging; derivatives; increase in expenses; interest rate; investment companies; leveraging; liquidity; market; non-diversification; portfolio selection; portfolio turnover; short sales; structured instruments; subsidiary; tax; U.S. government agency obligations and valuation.

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Investors Should Retain this Supplement for Future Reference